FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2013
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

24.                     FAIR VALUE MEASUREMENT

The Company applies ASC topic 820, “Fair Value Measurements and Disclosures”. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 requires disclosures to be provided on fair value measurement.

ASC 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1 – Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 – Include other inputs that are directly or indirectly observable in the marketplace.

Level 3 – Unobservable inputs which are supported by little or no market activity.

ASC 820 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

In accordance with ASC 820, the available-for-sale investment of the mutual fund is classified within Level 1 as the Company measures the fair value using quoted trading prices that are published on a regular basis. The available-for-sale investment in preferred shares of certain unlisted PRC companies is classified within Level 3 as the Company measures the fair value with reference to the fair value of the latest transaction which occurred close to year end. The post-acquisition settlement consideration contingency is classified within Level 3. This estimated liability was derived through application of the income approach which included the estimation of Shanghai JNet’s following three years of pre-tax income, based on actual historical operating results coupled with management’s best estimate of future performance and certain market assumptions. The Company applied a discount rate of approximately 17% as at December 31, 2010 which was determined through the assessment of the Company-specific and industry-specific risks.

The following table presents a reconciliation of the financial assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3):

Investment in the Investee A
RMB’000

Fair value at January 1, 2012	—
Investment during 2012	1,259
Changes in fair value	457
Transfers in and/or out of Level 3	—
Fair value at December 31, 2012	1,716
Changes in fair value*	(1,716)
Transfers in and/or out of Level 3
Fair value at December 31, 2013	—
Fair value at December 31, 2013 (US$’000)	—

*                                        The Company has written off the investment in Investee A, given the decline in value is other-than-temporary.

Investment in the Investee B
RMB’000

Fair value at January 1, 2013	—
Investment during 2013	12,240
Changes in fair value	—
Transfers in and/or out of Level 3	—
Fair value at December 31, 2013	12,240
Fair value at December 31, 2013 (US$’000)	2,022

The Company’s valuation techniques used to measure the fair value were derived from management’s assumptions of estimations. Changes in the fair value of the available-for-sale investment in preferred shares of certain unlisted PRC companies will be recorded in other comprehensive income.